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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                        October 31, 1997


                HOME PROPERTIES OF NEW YORK, INC.
     (Exact name of Registrant as specified in its Charter)


MARYLAND              1-13136               16-1455126
(State or other       (Commission file      (I.R.S. Employer
jurisdiction          number)               Identification
of incorporation or                         Number)
organization


                       850 CLINTON SQUARE
                    ROCHESTER, NEW YORK 14604
            (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-
4900







                         Not applicable
  (Former name or former address, if changed since last report)


                              Consecutive No. Page  1  of
                              Exhibit Index at Page

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                HOME PROPERTIES OF NEW YORK, INC.

                         CURRENT REPORT
                           ON FORM 8-K

Item 2.  Acquisition of Assets.

Home Properties of New York, L.P. (the "Operating Partnership"), a New York limited partnership purchased, in unrelated transactions, three multifamily residential properties and in a fourth transaction purchased two additional multifamily residential properties. Collectively, these acquisitions are deemed "significant acquisitions" pursuant to the regulations of the Securities and Exchange Commission governing the reporting of transactions under the Current Report on Form 8-K.

Home Properties of New York, Inc. (the "Company") is the sole general partner and holder, directly and indirectly through Home Properties Trust in which the Company holds 100% of the beneficial interests, of approximately fifty-six percent of the limited partnership interests in the Operating Partnership.

Hill Court South and Hudson Arms Apartments. On October 31, 1997, the Operating Partnership acquired Hill Court Apartments South and all of the equity interests in Lobozzo and Company for a combined purchase price of $6.6 million, which was paid by the issuance of 247,634 units of limited partnership in the Operating Partnership. Hill Court Apartments South is a 95 unit apartment community. Lobozzo and Company was the owner of a 135 unit apartment community known as Hudson Arms Apartments. The communities are located in the Rochester, New York suburb of Irondequoit, are approximately 35 years old and were 87% occupied at the time of closing. Hill Court Apartments South were owned by Hill Court South Apartment Company. The former partners of Lobozzo and Company whose interests were acquired by the Operating Partnership are Michael E. McCusker, Claude S. Fedele, Geraldine B. Lynch, Richard M. Bachelder, Jack P. Schifano and Joseph M. Lobozzo, II.

Cloverleaf Apartments. On November 3, 1997, the Operating Partnership acquired the Cloverleaf Apartments, a 148 unit apartment community located in Pittsburgh, Pennsylvania. The purchase price of $3.0 million was financed under the Operating Partnership's line of credit, which bears interest at 125 basis points over the 30 day LIBOR rate or, at the Operating Partnership's option, at a money market rate quoted by the lender and acceptable to the Operating Partnership. The community is approximately 40 years old and was 94% occupied at the time of closing. Cloverleaf Apartments were owned by Hudson Palisades Associates.

Scotsdale Apartments. On November 26, 1997, the Operating Partnership acquired the Scotsdale Apartments, a 376 unit apartment community located in the Detroit suburb of Westland. The purchase price of $13.6 million was paid in cash drawn under the Operating Partnership's line of credit, which is described above. The community is approximately 24 years old and was 97% occupied at the time it was acquired. The

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Scotsdale Apartments were owned by the Trusts of Estelle Kahn,
Kopel I. Kahn, Jerome M. Keywell, Rita Keywell, J. Phillip Levant and Ethel Levant.

Candlewood Apartments. On February 9, 1998, the Operating Partnership acquired the Candlewood Apartments, a 310 unit apartment community located in Mishawaka, Indiana, a suburb of South Bend. The purchase price of $13,350,000 was paid in cash drawn under the Company's line of credit to pay off the existing mortgage and to fund closing costs and by issuance of 185,778 limited partnership units in the Operating Partnership. The community was built in phases between 1984 and 1989 and was 96% occupied at closing. Candlewood Apartments were previously owned by Donald H. Schefmeyer and Stephen W. Hall.

None of the above sellers were affiliated with the Operating Partnership, the Company, any directors or officers of the Company or any affiliates of any such director or officer. The properties were all previously operated as multifamily apartment properties, and it is the intent of the Company and the Operating Partnership to continue to operate them as multifamily apartment communities.

The purchase prices were negotiated with the sellers and based on an internal analysis by the Company of the historical cash flows and fair market values of the properties.

Item 7.   Financial Statements and Exhibits.

          a.  Financial Statements of the business acquired:

          Financial statements for the interests and properties acquired and noted in Item 2 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.

          b.  Pro Forma Financial Information:

          Pro forma Financial Statements of the Company reflecting the interests and properties acquired and noted in
Item 2 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.

          c.  Exhibits:

          Exhibit 2.1 - Purchase and Sale Agreements dated
               June 17, 1997 among Home Properties of New York, L.P. and various individuals relating to Hill Court Apartments South and Hudson Arms Apartments, together with a letter amendment dated September 24, 1997

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          Exhibit 2.2 - Contract of Sale, dated October 10, 1997,
               between Home Properties of New York, L.P. and
               Hudson Palisades Associates relating
               to Cloverleaf  Apartments

          Exhibit 2.3 - Contribution Agreement, dated
               November 17, 1997 among Home Properties of New
               York, L.P. and various
               trusts relating to Scotsdale Apartments

          Exhibit 2.4 - Contribution Agreement, dated November 7,
               1997 among Home Properties of New York, L.P.
               and Donald H. Schefmeyer and Stephen W. Hall relating to Candlewood Apartments, together with Amendment
               No. One. dated December 3, 1997

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


          HOME PROPERTIES OF NEW YORK, INC.
               (Registrant)

          Date:     February 20, 1998


          By:  /s/ David P. Gardner
               -----------------------
               David P. Gardner
               Vice President
               Chief Financial Officer and Treasurer


          Date:     February 20, 1998


          By:  /s/ Norman Leenhouts
               -----------------------
               Norman Leenhouts
               Co-Chief Executive Officer, President and Director

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                HOME PROPERTIES OF NEW YORK, INC.

                          EXHIBIT INDEX

                                                Location

Exhibit 2.1

Purchase and Sale Agreements dated June 17,
1997 among Home Properties of New York, L.P.
and various individuals relating to Hill Court
Apartments South and Hudson Arms Apartments
together with a letter amendment dated          Pages ___ to ___
September 24, 1997

Exhibit 2.2

Contract of Sale, dated October 10, 1997,
between Home
Properties of New York, L.P. and Hudson
Palisades Associates                            Pages ___ to ___
relating to Cloverleaf Apartments

Exhibit 2.3

Contribution Agreement, dated November 17,
1997 among Home Properties of New York, L.P.    Pages ___ to ___
and various trusts relating to Scotsdale
Apartments

Exhibit 2.4

Contribution Agreement, dated November 7,
1997, among Home Properties of New York, L.P.
and Donald H. Schefmeyer and Stephen W. Hall relating to Candlewood Apartments, together with Amendment No. One, dated December 3, 1997 Pages ___ to ___

Note:     Omitted Schedules and Exhibits to the foregoing will be
supplied upon request.


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